INVESTOR DAY November 8th, 2017 IIVI Exhibit 99.3

Matters discussed in this presentation may contain forward-looking statements that are subject to risks and uncertainties. These risks and uncertainties could cause the forward-looking statements and II-VI Incorporated’s (the “Company’s”) actual results to differ materially. In evaluating these forward-looking statements, you should specifically consider the “Risk Factors” in the Company’s most recent Form 10-K and Form 10-Q. Forward-looking statements are only estimates and actual events or results may differ materially. II-VI Incorporated disclaims any obligation to update information contained in any forward-looking statement. This presentation contains certain non-GAAP financial measures. Reconciliations of non-GAAP financial measures to their most comparable GAAP financial measures are presented at the end of this presentation. Safe Harbor Statement

Welcome Mark Lourie, Director of Corporate Communications Introduction Fran Kramer, Chairman of the Board Strategic Overview Dr. Chuck Mattera, President & Chief Executive Officer Innovation Dr. Giovanni Barbarossa, Chief Technology Officer and President, Laser Solutions Segment Financial Outlook Mary Jane Raymond, Chief Financial Officer Agenda INVESTOR DAY November 8th, 2017

Introduction Fran Kramer, Chairman of the Board INVESTOR DAY November 8th, 2017

Origins of Our Company Name Refers to groups II and VI of the Periodic Table of Elements. “TWO SIX” S Sulfur Se Selenium Zn Zinc Te Tellurium Cd Cadmium

1971 1987 2017 INVESTOR DAY November 8th, 2017 Since 1971 IPO 30th Anniversary since the IPO We Started In Saxonburg, PA Francis J. Kramer(Left) and Dr. Carl J. Johnson(Right) Saxonburg Campus in 1997 Pittsburg Saxonburg

II-VI Worldwide Values  Customers First  Honesty and Integrity    Open Communications  Continuous Improvement and Learning  Manage by the Facts  Teamwork   A Safe, Clean, and Orderly Workplace  Worldwide Values

INVESTOR DAY November 8th, 2017 Strategic Overview Dr. Chuck Mattera, President & Chief Executive Officer

Our Company Structure Laser Solutions Photonics Performance Products

Vertically Integrated Manufacturing Platforms Industrial Materials Processing Optical & Wireless Communications Advanced Materials & Military 3D Sensing & IoT Emerging Technologies

Our Footprint 14 Countries 44 Worldwide Locations 10,000+ Worldwide employee World Headquarters Manufacturing and R&D Facilities Global Sales Offices North America Europe Asia 2,000+ 500+ 7,500+

Our Strategic House Values Foundation Mission CORs and Goals Purpose Near-Term Focus Q Vision Metrics Desired State Why Stakeholders Invest Quality Driven Fully Engaged Employees Manufacturing Excellence Innovation Fully Satisfied Customers Exceptional Business Results Strategic Areas of Focus Collective Outcomes Stakeholders’ Demands that Drive Long-Term Thinking and Actions Long-Term Focus

Over 4 Decades of Continuous Growth

FY1987-FY2017 Cumulative

Revenue	$7.4B
PAT	$0.8B
Cash Flow from Ops	$1.2B
R&D	$0.4B
Cap Ex	$0.6B

7% Average **Organic Revenue Growth** over the last 10 years



IPO 1987
1995 $28
1996 $38
1997 $53
1998 $61
1999 $62
2000 $74
2001 $123
2002 $114
2003 $128
2004 $143
2005 $187
2006 $224
2007 $225
2008 $316
2009 $292
2010 $333
2011 $487
2012 $516
2013 $551
2014 $683
2015 $742
2016 $827
2017 $972
2018 Over $1B*

Acquisition History

- **Micro-optics** Vergo Optics
- **Micro-optics** Lighting Optical
- **ZnSe Growth** Laser Power Corp
- **Silicon Carbide** Litton SIC Group
- **UV Filters** Laser Power Corp
- **Thermo-electric Coolers** Marlow Industries
- **Selenium Refinery** Pacific Rare Metals
- **Laser Processing Heads** Highyag
- **Micro-optics** Photop Technologies
- **Conformal Patterning** Max Levy Autograph
- **Optical Channel Monitors** Aegis Lightwave
- **Metal Matrix Components** M Cubed Technologies
- **Military & Aerospace Optical Systems** LightWorks Optics
- **Advanced Coatings** Oclaro Optical Coatings
- **Optical Amplifiers** Oclaro Optical Amplifier
- **Semiconductor Lasers** Oclaro Semiconductor Laser
- **Epiwafer Foundry** Epiworks
- **GaAs Wafer Fab** Anadigics
- **Compound Semi. Wafer Fab** Kaiam Laser Limited(U.K. Fab)
- **Faraday Rotator** Integrated Photonics
- **Direct Diode High Power Lasers** Direct Diode

Nasdaq IIVI

II-VI MATERIALS THAT MATTER™ | 13

Diversified Customer Base Across 7 End Markets *Sampling of representative customers based on approvals for public release Life Science Military Automotive Communications Materials Processing Semiconductor Equipment Consumer Electronics Serving Over 1000 Customers

Megatrends Ubiquitous Connectivity Big Data Internet of Things Renewable Energy Industry 4.0 Next Generation Defense Systems Low Emission Vehicles Consumer Electronics Robotics

SiC Substrates for Wireless Communications Share of the Projected Annual $200 Billion Investment In 5G by Country Starting Around Year 2020 US28% China23% Japan11% Germany4% U.K.3% Source: Bloomberg Business Week SiC for High Frequency GaN Electronics Market CAGR (‘17-’22): +15% Source: Yole

SiC Substrates for Power Electronics

Electric Car Announcements

GM	20 all electric cars by 2023
Ford	13 models by 2023
Toyota & Mazda	U.S.-based plant by 2021
Daimler /Mercedes-Benz	Electrify entire portfolio by 2022
Renault/Nissan/Mitsubishi	12 All-Electric cars by 2022
Jaguar Land Rover	Electrify (HEV/EV) all lineup by 2020
Volvo	Electrify entire line by 2019
VW/Audi/Porsche	300 EV/HEV by 2030

Source: Mashable



SiC for High Power Electronics Market
CAGR ('17-'21): +23%
Source: Yole







II-VI MATERIALS THAT MATTER™ | 17

Laser & Micro-optics for 3D Sensing * VCSEL: Vertical Cavity Surface Emitting Lasers VCSEL Market CAGR (’15-’22): +19% Source: Markets & Markets

Opto-Electronics for LiDAR Laser Diodes for LiDAR Market (’17-’22): +20% Source: Strategies Unlimited Self-driving car availability by car manufacturer Volvo2020 Daimler2020 BMW2021 Ford2021 Honda2025 Tesla2017 GM2018 Hyundai2020 Renault-Nissan2020 Toyota2020 Source: AXIOS

EUV Lithography System EUV Source System CO2 System Front/Back End Processing System Beam Transport System Laser Optics & Precision Ceramics for Extreme Ultraviolet (EUV) Lithography EUV Lithography Systems Market CAGR (‘16-‘22): 9% Source: Allied Market Research

Differentiated Product Portfolio for Industrial Lasers Fiber Lasers Direct diode Lasers Fiber Lasers Market CAGR (‘17-‘22): +8% Direct Diode Market CAGR (‘17-‘22): +7% Source: Strategies Unlimited Laser Remote Welding Head Direct Diode Laser Engine Broad portfolio of components including: pump lasers, high power combiners, acousto-optic modulators, high power isolators, gratings and micro-optics.

Optics & Optoelectronics for Datacenters Datacom Optical Components Market CAGR (’17-‘22): +25% Z-Block

Leading Edge Subsystems for Intelligent Communications Networks Laser Chip-on-Carrier Assembly Thermoelectric Cooler Optics Optical channel monitor OTDR Passive Components Optical Amplifier Optical Communications Market CAGR (’15-’21): +12% Source: Ovum

Engineered Materials, High Energy Laser and Optics for Military & Aerospace World leader in large sapphire panel output 24,000 sf dedicated facility F-35 Electro-Optical Targeting System (EOTS) Infrared Countermeasure Systems Market CAGR (’17-’22): +8% Source: Strategies Unlimited

INVESTOR DAY November 8th, 2017 Strategy for Growth by Acquisition Dr. Chuck Mattera, President & Chief Executive Officer

Recent Platform Acquisitions COMPOUND SEMICONDUCTOR LASERS COMPOUND SEMICONDUCTOR DEVICES: AIMING BEYOND LASERS VERTICAL INTEGRATION & SCALE OPTICAL COMMUNICATIONS & ACCESS TO CHINA MARKET 2010 2013 2016 2017

Optical Communications & Access to China Market Life Science, Consumer, Other China FY2017 Revenue by Markets Optical & Wireless Communications Military Semi. Cap. Equip Industrial FY2017 Revenue by Segments Photonics Performance Products Laser Solutions Chinese government plans to lay 90,000km of fiber cables and deploy around two million 4G wireless base stations over the next three years Source: Global Telecoms Business Jan. 2017: “China unveils $170 billion telecoms investment”

Life Sciences Compound Semiconductor Lasers Material Processing Communications Consumer Electronics Automotive Military

Vertical Integration & Scale 150mm epi wafers 150mm VCSEL wafers Scaling up to 6 Inch Wafers

Compound Semiconductors: Aiming Beyond Lasers “I skate to where the puck is going, not where it has been” Wayne Gretzky Newton Aycliffe, U.K. G4 MOCVD Reactor Part of a broader strategic move to provide a versatile 6” wafer fab for GaAs, SiC and InP-based devices.

INVESTOR DAY November 8th, 2017 Innovation Dr. Giovanni Barbarossa, Chief Technology Officer and President, Laser Solutions Segment

Innovation Strategy BEST PRODUCT Process Intensive Vertical Integration Diversified per Platforms Engineered Materials Valued By Customers Capital Intensive Markets Differentiation Performance Products Infrastructure Business Model

Power Breadth 3D Sensing Breadth of Applications Wavelength Breadth Technology Breadth

Innovative Optical Connectivity Mux/Demux Transceiver TX RX Transceiver TX RX Transceiver RX TX Transceiver RX TX e.g. 300m Links Intra Data Center Inter Data Center 100G Switch 100G Switch 4TB/S over 20 km

Enabling Through Miniaturization CFP2 CFP4

Silicon Carbide Compound Semiconductor Innovating in substrate and compound semiconductor epitaxial growth Innovating in substrate and compound semiconductor epitaxial growth 1.3” 2” 3” 100mm 150mm 200mm 300mm (In development) World First 200mm SiC Wafer In 2015 Current Market

IPO 1987 Financial Outlook Mary Jane Raymond, Chief Financial Officer INVESTOR DAY November 8th, 2017

IPO 1987 Capital Allocation Goals For II-VI Deliver Superior Shareholder Returns Be One Of The Best Managed Growth Companies Select investments and acquisitions to Accelerate Growth

IPO 1987 Investment Parameters Engineered Materials Diversified Growth Markets Strict Investment Returns Required Above 20% Multiple Applications

IPO 1987 Our Capital Allocation Priorities Align to our Strategy Going Forward SOURCES OF CASH INVESTMENT 16% 16% 30Yr. CAGR on Revenue 30Yr. CAGR on Net Income R&D CAP EX M&A Earnings Cash from Operations Capital Markets Asset Monetization DELIVERED GROWTH 30 Years through FY17 23% 24% ROIC - Last 10 Year Average Revenue From New Products - 3Yr.

Returns to the Shareholders Accelerating Growth Military Compound Semiconductors 3D Sensing LiDAR EUV Lithography SiC Wireless Industrial Laser Datacom Optical Transport 9% 8% 16% 19% 20% 12% 25% 8% 15% EPS Growth ROIC R&D CAP EX 1.5-2.0X Revenue Growth Rate Including Platform Investments 18-25% 7-11% of Sales 10-15% of Sales of 31 Years Cum. Total FY2018 Run Rate 12% FY2016 FY2017 of 30 Years Cum. Total 20% Targeting Revenue Growth 2.5-4.0X GDP Across the Cycle

www.ii-vi.com IIVI

Reconciliation Tables   Three Months Ended     Year Ended Sept 30, June 30, Sept 30, June 30, June 30, 2017 2017 2016 2017 2016 Adjusted operating income $ 31.8 $ 35.7 $ 23.7 $ 115.5 $ 91.8 Acquired business's one-time expenses (2.0) - - - - Operating income $ 29.8 $ 35.7 $ 23.7 $ 115.5 $ 91.8 Interest expense 3.6 2.3 1.2 6.8 3.1 Other expense (income), net (0.7) (0.4) (1.4) (10.1) (1.3) Income taxes 5.8 1.2 7.6 23.5 24.5 Net Earnings $ 21.1 $ 32.6 $ 16.3 $ 95.3 $ 65.5   Three Months Ended     Year Ended Sept 30, June 30, Sept 30, June 30, June 30. 2017 2017 2016 2017 2016 Adjusted EBITDA $ 50.4 $ 55.0 $ 40.0 $ 189.2 $ 149.8 Adjusted EBITDA margin 19.3% 20.1% 18.1% 19.5% 18.1% Acquired business's one-time expenses (2.0) - - - - Acquired depreciation and amortization 1.0 - - - - EBITDA $ 49.4 $ 55.0 $ 40.0 $ 189.2 $ 149.8 EBITDA margin 18.9% 20.1% 18.1% 19.5% 18.1% Interest expense 3.6 2.3 1.2 6.8 3.1 Depreciation and amortization 18.9 18.9 14.9 63.6 56.7 Income taxes 5.8 1.2 7.6 23.5 24.5 Net Earnings $ 21.1 $ 32.6 $ 16.3 $ 95.3 $ 65.5

II-VI Reports GAAP EPS To calculate EPS comparable to some peers, below are the values of typical adjustments used by other companies

Biographies   Francis J. Kramer.  Mr. Kramer joined the Company in 1983 and served as its President from 1985 to 2014, its Chief Executive Officer from 2007, and its Chairman and CEO from 2014 to 2016. He now serves as the Company’s Chairman of the Board of Directors. Mr. Kramer holds a B.S. degree in Industrial Engineering from the University of Pittsburgh and an M.S. degree in Industrial Administration from Purdue University. Mr. Kramer had served as director of Barnes Group Inc., a publicly traded aerospace and industrial manufacturing company (NYSE: B), from 2012 to 2016. Mr. Kramer provides our Board and the Company with guidance on our growth strategy, in particular on the profitable execution of the strategy to achieve sustainable competitive advantage. He contributes considerable business development experience. He also has significant operations experience that is relevant to the Company’s strategy.   Vincent D. Mattera, Jr.  Dr. Mattera initially served as a member of the II-VI Board of Directors from 2000-2002. Dr. Mattera joined the company as Vice President in 2004 and served as Executive Vice President from January of 2010 to November of 2013, when he became the Chief Operating Officer. In November of 2014, Dr. Mattera became the President and Chief Operating Officer, and was reappointed to the Board of Directors. In November of 2015, he became the President of II-VI. In September of 2016, Dr. Mattera became the Company’s third President and Chief Executive Officer in 45 years. During his career at II-VI he has assumed successively broader management roles, including as a lead architect of the company’s diversification strategy. He has provided vision, energy and dispatch to the company’s growth initiatives including overseeing the acquisition-related integration activities in the US, Europe, and Asia-especially in China-thereby establishing additional platforms. These have contributed to a new positioning of the company into large and transformative global growth markets while increasing considerably the global reach of the company, deepening the technology and IP portfolio, broadening the product roadmap and customer base, and increasing the potential of II-VI. Prior to joining II-VI as an executive, Dr. Mattera had a continuous 20 year career in the Optoelectronic Device Division of AT&T Bell Laboratories, Lucent Technologies and Agere Systems during which he led the development and manufacturing of semiconductor laser based materials and devices for optical and data communications networks. Dr. Mattera has 34 years of leadership experience in the compound semiconductor materials and device technology, operations and markets that are core to II-VI’s business and strategy. Dr. Mattera holds a B.S. in chemistry from the University of Rhode Island (1979), and a Ph.D. degree in chemistry from Brown University (1984). He completed the Stanford University Executive Program (1996). His 14 year tenure at II-VI underpins a valuable historical knowledge about the Company’s operational and strategic issues. We believe that Dr. Mattera’s expertise and experience qualifies him to provide the board with continuity and a unique perspective about on the Company.

Biographies   Giovanni Barbarossa Giovanni Barbarossa joined II-VI in 2012 and has been the President, Laser Solutions Segment, since 2014, and the Chief Technology Officer since 2012. Dr. Barbarossa was employed at Avanex Corporation from 2000 through 2009, serving in various executive positions in product development and general management, ultimately serving as President and Chief Executive Officer. When Avanex merged with Bookham Technology, forming Oclaro, Dr. Barbarossa became a member of the Board of Directors of Oclaro and served as such from 2009 to 2011. Previously, he had management responsibilities at British Telecom, AT&T Bell Labs, Lucent Technologies, and Hewlett-Packard. Dr. Barbarossa graduated from the University of Bari, Italy, with a B.S. in Electrical Engineering, and a Ph.D. in Photonics from the University of Glasgow, U.K.   Mary Jane Raymond Mary Jane Raymond has been Chief Financial Officer and Treasurer of the Company since March 2014. Previously, Ms. Raymond was Executive Vice President and Chief Financial Officer of Hudson Global, Inc. (NASDAQ: HSON) from 2005 to 2013. Ms. Raymond was the Chief Risk Officer and Vice President and Corporate Controller at Dun and Bradstreet, Inc., from 2002 to 2005. Additionally, she was the Vice President, Merger Integration, at Lucent Technologies, Inc., from 1997 to 2002 and held several management positions at Cummins Engine Company from 1988 to 1997. Ms. Raymond holds a B.A. degree in Public Management from St. Joseph’s University, and an MBA from Stanford University.